Commitment and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies [Abstract]
Commitments and contingencies

13. Commitment and contingencies:

13.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping and drilling business.

The Company has obtained hull and machinery insurance for the assessed market value of the Company's fleet and protection and indemnity insurance. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days' off-hire. During 2012, the Ocean Rig Corcovado, a drillship owned by Ocean Rig, incurred off-hire due to a failure in one of its engines which was a covered event under the loss of hire policy that resulted in $24.6 million being recognized as revenue during the year ended December 31, 2012. The amount of $24.6 million was reimbursed by the insurers to the Company in August 2012. During 2014, the Ocean Rig Corcovado incurred off-hire for the same event and, as a result, an additional amount of $20.2 million for the above covered event was recognized as revenue during the year ended December 31, 2014, and was reimbursed during the same period. During 2014, the Ocean Rig Mylos incurred off-hire due to damage to the blow-out-preventer stack during testing, which was a covered event under the loss of hire policy that resulted in $39.6 million being recognized as revenue during the year ended December 31, 2014, from which an amount of $39.1 was reimbursed during the year.

As part of the normal course of operations, the Company's customers may disagree on amounts due to the Company under the provision of the contracts which are normally settled though negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

Ocean Rig's drilling rig, the Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to settle this claim for an amount of $6.1 million which was paid by Ocean Rig's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. Ocean Rig recorded a charge of $6.1 million during the year ended December 31, 2012, which is included in "Legal settlements and other, net" in the consolidated statements of operations.

On May 10, 2013, Drillship Hydra Owners Inc., being the owning company of the drillship, the Ocean Rig Corcovado, filed a claim against Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc with the High Court in London in connection with the loss of daily earnings and cost of repair for the Blow Out Preventer of the Ocean Rig Corcovado in June and July 2011. In July 2013, Ocean Rig reached an out-of-court commercial agreement with Capricorn Greenland Exploration 1 Limited and Cairn Energy Plc to receive a compensation amounting to $5.0 million and a Settlement Agreement and Release dated September 12, 2013, was entered and the relevant claim filed in the High Court in London, U.K. was dropped. In this respect, Ocean Rig, having previously recognized a receivable of $11.0 million, recorded a charge of $6.0 million during the year ended December 31, 2013, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

Ocean Rig Norway Operations Inc. ("OCR"), a subsidiary of Ocean Rig, was notified by a letter dated November 13, 2013, that arbitration proceedings were commenced against it by Westcon Yard AS of Norway ("Westcon"), in connection to an alleged outstanding unpaid amount of Norwegian Krone Seventy Seven Million Three Hundred Eighty Three Thousand Eight Hundred and Three and Fifty Eight Шre (NOK 77,383,803.58), $10.4 million (based on based on the NOK/U.S. Dollar exchange rate as of December 31, 2014) plus interest and costs related to upgrades performed in the drilling unit the Leiv Eiriksson in late 2012 and early 2013. The counterparties reached an agreement during the year ended December 31, 2014.

13.2 Purchase obligations:

The following table sets forth the Company's contractual obligations and their maturity dates as of December 31, 2014, for a period of three fiscal years:

Obligations:	Total	2015	2016	2017

Drillship building contracts	1,928,900	566,300	498,200	864,400
Total obligations	$1,928,900	$566,300	$498,200	$864,400

13.3 Contractual charter revenue

Future minimum contractual charter revenue, based on vessels committed to non-cancelable, long-term time contracts as of December 31, 2014, will be $132,470 during 2015, $104,130 during 2016, $103,296 during 2017, $72,735 during 2018, $32,682 during 2019 and $1,695 during 2020 and thereafter. These amounts do not include any assumed off-hire.

Under seven of the Company's charter agreements, the charterer has the option to (i) acquire the vessels at fair market value as determined by two independent brokers, at the date that the options are exercised, less $5,000 per vessel or, (ii) to require a cash payout of $5,000 per charter agreement in which case the charter agreement will automatically be terminated on the date of completion of the current voyage. These options are exercisable beginning late March 2015 and throughout the term of the charter agreements which expire through 2020. The option will be amortized over the term of the charter agreements or when exercised, if earlier.